                                                                   EXHIBIT 10.10

                          [ROSEWOOD PROPERTY COMPANY]



                                  THE CRESCENT


                                  OFFICE LEASE


                            WESTWOOD MANAGEMENT CORP.




                                  April 4, 1990

                                      INDEX

PARAGRAPH 1     Basic Provisions

                (a)  Tenant
                (b)  Premises
                (c)  Basic Rental
                (d)  Security Deposit
                (e)  Lease Term
                (f)  Estimated Commencement Date
                (g)  Finish Allowance
                (h)  Operating Expense Stop
                (i)  Permitted Use
                (j)  Parking Card Purchase

PARAGRAPH 2     Lease Grant

PARAGRAPH 3     Lease Term

PARAGRAPH 4     Construction of Finish Work in Premises

PARAGRAPH 5     Tenant's Basic Rental Obligation
                (a)  Basic Rental
                (b)  Security Deposit

PARAGRAPH 6     Tenant's Additional Rental Obligation
                (a)  Additional Rental
                (b)  Adjustment of Actual Operating Expenses
                (c)  Actual Operating Expenses Enumerated
                (d)  Estimated Actual Operating Expenses

PARAGRAPH 7     Landlord's Obligations
                (a)  Water, Heat, Air Conditioning, Janitorial and Elevator
                     Service and Maintenance Obligations
                (b)  Electrical Service
                (c)  Interruption of Services
                (d)  Discontinuance of Service

PARAGRAPH 8     Tenant's Covenants
                (a)  Alterations
                (b)  Mechanic's and Materialmen's Liens
                (c)  Permitted Use of Premises
                (d)  Repairs
                (e)  Purchase of Parking Rights

PARAGRAPH 9     Assignment and Subletting
                (a)  Assignment and Subletting
                (b)  Consent to Assignment
                (c)  Excess Rents

PARAGRAPH 10    Indemnity and Insurance
                (a)  Indemnity

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                (b)  Liability Insurance
                (c)  Increase in Landlord's Insurance Costs
                (d)  Waiver of Claims
                (e)  Mutual Waivers of Recovery

PARAGRAPH 11    Fire or Casualty

PARAGRAPH 12    Condemnation

PARAGRAPH 13    Default and Remedies

                (a)  Events of Default
                (b)  Remedies
                (c)  Effect of Suit or Partial Collection
                (d)  Remedies Cumulative

PARAGRAPH 14    Surrender of Premises
                (a)  Surrender
                (b)  Removal of Alterations and Tenant's Property

PARAGRAPH 15    Holding Over

PARAGRAPH 16    Broker

PARAGRAPH 17    Mortgages

PARAGRAPH 18    Certain Rights Reserved by Landlord
                (a)  Common and Service Area Alterations
                (b)  Parking
                (c)  Rules and Regulations
                (d)  Food Preparation
                (e)  Security Measures
                (f)  Right to Relocate Tenant

PARAGRAPH 19    Miscellaneous
                (a)  Time Is of the Essence
                (b)  Force Majeure
                (c)  No Personal Liability of Landlord
                (d)  Quiet Enjoyment
                (e)  Entire Agreement and Amendments
                (f)  Interpretation
                (g)  Severability
                (h)  Terms Binding
                (i)  Estoppel Certificates
                (j)  Late Payment Charge and Interest Payable
                (k)  Security Deposit
                (l)  Access to Premises
                (m)  Notices
                (n)  Acceptance of Premises and Office Building by Tenant
                (o)  Building Name
                (p)  Landlord's Lien
                (q)  Authority To Sign Lease

                (r)  Attorneys' Fees
                (s)  Execution of Lease
                (t)  Exhibits and Riders

PARAGRAPH 20    Special Provisions

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                          [ROSEWOOD PROPERTY COMPANY]
                                  Office Lease

     THIS LEASE (herein so called) is made as of the 9/th/ day of April, 1990, by and between The Crescent, a Texas joint venture ("Landlord"), and the Tenant named below.

                                   WITNESSETH:

          1.  Basic Provisions.

              (a)     Tenant                    Westwood Management Corp.
                                                a New York corporation
                                                300 Crescent Court, Suite 1110
                                                Dallas, Texas 75201

              (b)     Premises:                 Suite 1110, 300 Crescent Court,
                                                Dallas, Texas 75201.

                                                Approximate Rentable Area:
                                                1,621 square feet (RA).

                                                Approximate Usable Area:
                                                1,429 square feet (UA).

              (c)     Basic Rental:             $2,499.04. per month; annual
                                                rental rate per square foot
                                                (RA): $18.50

              (d)     Security Deposit:         $2,499.04

              (e)     Lease Term                5 years

              (f)     Estimated

                      Commencement Date         July 1, 1990

              (g)     Finish Allowance:         $6.00

              (h)     Operating Expense Stop:   $5.10

              (i)     Permitted Use:            General office

              (j)     Parking Card Purchase:    1 reserved
                                                1 nonreserved

          2. Lease Grant. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described above, which are shown in Exhibit
                                                                      -------
A-1 attached hereto. The Premises are located in the building described above
---
(which, including the remaining two office towers in The Crescent project and associate common and service areas, is referred to in this Lease as the "Office Building"), located on the real property described in Exhibit A-2
                                                      -----------
attached hereto. The Office Building is part of a multi-use project (the "Project") known as The Crescent in Dallas, Dallas County, Texas. This Lease is granted subject to the terms hereof, the rights an interests of third parties under existing liens, easements and encumbrances affecting such property, all zoning regulations, rules, ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the Project or any part thereof.

                3. Lease Term. This Lease shall be for the term of years described above, commencing on the later of (a) the Estimated Commencement Date set forth in Paragraph 1 or (b) ten (10) days after Landlord's substantial
             -----------
completion of the Finish Work (as hereinafter defined) in the Premises (as described in Exhibit B attached hereto), but if Tenant takes possession of the
             ---------
Premises for the conduct of business before either such date, then the Lease Term shall commence on the date Tenant in fact occupies the Premises. The date the Lease Term commences shall be referred to in this Lease as the "Commencement Date." If the Lease Term expires on a date other than the last day of a calendar month, Landlord and Tenant shall be deemed to have agreed that the Lease Term shall be extended through the last day of the calendar month in which the termination date falls.

                4. Construction of Finish Work in Premises. Landlord agrees to construct leasehold improvements (the "Finish Work") in a good and workmanlike manner in and upon the Premises at its sole cost and expense so long as the cost of the Finish Work does not exceed $6.00 per square foot of Rentable Area of the Premises (the "Allowance") in accordance with construction drawings approved by Landlord and Tenant. Based on the plans and specifications dated February 23, 1990 (and revised 4/5/90), prepared by Staffelbach Designs and Associates, Inc., costs to be paid by Tenant to Landlord in excess of the Allowance for the construction of the Finish Work shall not exceed $7,000.00 and shall be paid by Tenant to Landlord promptly upon demand prior to Landlord's commencing construction. Change orders requested by Tenant and approved by Landlord after construction has commenced and which increase the cost of construction shall be paid by Tenant to Landlord promptly upon demand. If Landlord is delayed in completing such construction within the specified time, the delay in commencement of Tenant's obligation to pay rent hereunder shall constitute full settlement of all claims that Tenant may have against Landlord based on the delay. If Landlord is unable to complete the Finish Work within the specified time due to a delay caused by Tenant or for any other cause related to Tenant's acts or omissions, Tenant's rental obligations under this Lease shall begin on the date on which Landlord would have delivered possession of the Premises to Tenant absent such delay, and such date shall be the Commencement Date.

                5. Tenant's Basic Rental Obligation.

                       (a) Basic Rental. Beginning on the Commencement Date,
                           ------------
Tenant shall pay to Landlord the Basic Rental without demand, deduction or setoff, for each month of the entire Lease Term. If the day on which Basic Rental is first due is other than the first day of a calendar month, rent for such partial month shall be prorated on a daily basis. All Basic Rental shall be paid by Tenant to Landlord in advance on or before the first day of each calendar month during the Lease Term. All rental and other payments which are due hereunder shall be made payable to Landlord. Tenant agrees to pay said rental and other payments to Landlord at P.O. Box 840008, Dallas, Texas 75284, or at such other place as may from time to time be designated in writing by Landlord, in lawful money of the United States of America without any prior demand therefor and without any deduction or setoff whatsoever.

                (b)  Security  Deposit.  Tenant shall deposit with  Landlord the
                     -----------------
amount shown above as a Security Deposit contemporaneously with the execution hereof. Tenant's Security Deposit shall be held in accordance with the terms of Paragraph 19(k).
---------------

          6.  Tenant's Additional Rental Obligation.

                (a)  Additional Rental. Tenant's Basic Rental is based, in part,
                     -----------------
upon the estimate that annual Actual Operating Expenses (defined below) for the Office Building (based upon the Office Building being fully occupied) will be equal to the Operating Expense Stop. Tenant shall during the Lease Term pay as an adjustment to Basic Rental hereunder an amount (the "Additional Rental") equal to Tenant's proportionate share of the excess from time to time of Actual Operating Expenses over the Operating Expense Stop. Beginning on the Commencement Date, Tenant shall pay to Landlord each calendar year the Additional Rental. Additional Rental shall be prorated on a daily basis for each partial calendar year in the Lease Term. Tenant's proportionate share shall be based on the ratio which the Rentable Area in the Premises (adjusted for office expansions) bears to the Rentable Area within the Office Building of 1,134,826 square feet. In connection with any remeasuring and recalculation of any Rentable Area in the Office Building, Landlord shall utilize the measurement standards promulgated by the Building Owners and Managers Association.

                (b)  Adjustment of Actual Operating Expenses. Notwithstanding
                     ---------------------------------------
any language herein to the contrary, if the Office Building is not fully occupied during any calendar year of the Lease Term, Actual Operating Expenses shall be determined as if the Office Building had been fully occupied during such year. For the purposes of this Lease, "fully occupied" shall mean occupancy of one hundred percent (100%) of the Rentable Area in the Office Building.

                (c)  Actual Operating Expenses Enumerated. Actual Operating
                     ------------------------------------
Expenses shall include all expenses, costs and disbursements of every kind and nature incurred or paid by Landlord in connection with the ownership and/or the operation, maintenance, repair and security of the Office Building, including (without limitation) such expenses as utility costs (other than electricity), wages, landscaping, maintenance and repair costs, costs of independent contractors, fees (other than legal fees directly related to leasing activities of Landlord), insurance premiums and real estate taxes and other governmental assessments. Actual Operating Expenses shall exclude the capitalized cost of permanent improvements (other than those installed to reduce operating costs or as may be required by law); interest, amortization or other payments on loans to Landlord (other than that incurred to finance items which are included in Actual Operating Expenses); all costs reimbursed to Landlord out of insurance proceeds or from tenants or other sources not affiliated with Landlord; and depreciation of the Office Building. Operating expenses incurred in connection with the Project which are partially allocable to the Office Building and associated land and common and service areas shall be allocated by Landlord reasonably among the phases of Project operations, in accordance with generally accepted accounting principles consistently applied.

                (d)  Estimated Actual Operating Expenses. Landlord shall have
                     -----------------------------------
the right to estimate Additional Rental to accrue hereunder and Tenant shall pay to Landlord the amount of such estimate monthly with Tenant's Basic Rental payments. If Landlord estimates Additional Rental in advance, then by each April 1 during the Lease Term or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's Actual Operating Expenses for the previous calendar year. If for any calendar year Tenant's Additional Rental collected for the prior year, as a result of payment of Tenant's estimated Additional Rental, is in excess of Tenant's Additional Rental actually due during such prior year, then, so long as Tenant is not in default hereunder, Landlord shall refund to Tenant any overpayment (or, at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.

          7.  Landlord's Obligations.

                (a)  Water, Heat, Air Conditioning, Janitorial and Elevator
                     ------------------------------------------------------
Service and Maintenance Obligations. Subject to the limitations hereinafter set
-----------------------------------
forth, Landlord agrees to furnish Tenant while occupying the Premises and while Tenant is not in default under this Lease: (i) water (hot and cold) at those points of supply provided for general use of tenants of the Office Building;
(ii) building standard heat and air conditioning in season, as determined by Landlord, weekdays (other than holidays) between 7:00 a.m. and 7:00 p.m., and Saturdays between 7:00 a.m. and 1:00 p.m., at such temperatures and in such amounts as are reasonably considered by Landlord to be standard (Landlord shall only furnish heat and air conditioning weekdays after 7:00 p.m., on Saturdays after 1:00 p.m., and on Sundays and holidays at the written request of Tenant, and at Tenant's cost payable within fifteen (15) days after receipt of an invoice); (iii) building standard janitorial service on weekdays other than holidays for Office Building installations and building standard window washing;
(iv) operatorless passenger elevators for ingress and egress to the floor on which the Premises are located; and (v) replacement of building standard light bulbs and fluorescent tubes, but Landlord's standard charge for such bulbs and tubes shall be paid by Tenant. Landlord additionally agrees to maintain in the office tower in which the Premises are located the exterior walls, roof, windows, structural steel, load-bearing nondemising walls, floors below the level of Tenant's floor covering and the HVAC, electrical and plumbing systems serving the Premises, but located outside the Premises, subject to the terms and conditions of this Lease which may limit Landlord's maintenance, repair and rebuilding obligations under various circumstances.

                (b)  Electrical Service. Subject to the current limitations set
                     ------------------
forth in Exhibit C attached hereto, Landlord shall provide electrical current
         ---------
required for the operation of the Premises. Tenant shall pay to Landlord Tenant's allocable share of the cost of providing electrical current to the Office Building during the Lease Term. Such cost shall be allocated by Landlord between the provision of electrical current for lighting, cooling and heating the common and service areas associated with the Office Building and the provision of electrical current to tenant-occupied areas in the Office Building. Tenant's allocable share of the former shall be based on the ratio under Paragraph 6(a). Tenant's allocable share of the latter shall be the ratio which
--------------
the number of square feet of Rentable Area in the Premises bears to the total number of square feet of all Rentable Area occupied by tenants in the Office Building from time to time.

                (c)  Interruption of Services. Failure to any extent to make
                     ------------------------
available, or any slow-down, stoppage or interruption of any services described in this paragraph, resulting from any cause whatsoever (other than Landlord's gross negligence) shall not render Landlord liable in any respect for damages, nor be construed as an eviction of Tenant, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any service being furnished by Landlord be interrupted for any cause whatsoever, Tenant shall notify Landlord and Landlord shall use reasonable diligence to restore such service promptly. Tenant shall be entitled to an equitable diminution of rent based upon the percentage area of the Premises which is rendered unfit for occupancy for the Permitted Use, if such interruption or termination of service continues for more than ten (10) consecutive business days. Tenant's right to an equitable diminution of rent shall be Tenant's sole and exclusive remedy in the event of an occurrence specified herein.

                (d)  Discontinuance of Service. Landlord reserves the right,
                     -------------------------
upon not less than thirty (30) days written notice to Tenant, to discontinue the availability of utility service to the Premises. If Landlord elects such option, Tenant will contract directly with such public utility for the continuance of service to the Premises.

          8.  Tenant's Covenants. Tenant covenants and agrees as follows:

                (a)  Alterations. Tenant shall make no alterations, changes or
                     -----------
improvements to the Premises without first submitting to Landlord plans and specifications and obtaining the prior written consent of Landlord. All work done by Tenant shall be performed in a good and workmanlike manner, in compliance with applicable laws and at such times and in such manner as not to cause interference with construction in progress or with other tenants in the Office Building.

                (b)  Mechanic's and Materialmen's Liens. Tenant shall have no
                     ----------------------------------
authority or power, express or implied, to create or cause any mechanic's or materialmen's lien, charge or encumbrance of any kind against the Premises or the Project or any portion thereof. Tenant shall promptly cause any such liens which have arisen by reason of any work claimed to have been undertaken by or through Tenant to be released by payment, bonding or otherwise within thirty
(30) days after request by Landlord, and shall indemnify Landlord against losses arising out of any such claim.

                (c)  Permitted Use of Premise. Tenant shall not permit the
                     ------------------------
Premises to be used for any purpose other than for the use specified in Paragraph 1 of this Lease. Tenant shall at all times comply with applicable
-----------
laws, ordinances, rules and regulations in Tenant's occupancy of the Premises.

                (d)  Repairs. Tenant will not in any manner deface or injure the
                     -------
Office Building, and will pay the cost of repairing and replacing any damage or injury done to the Office Building or any part thereof by Tenant or Tenant's agents, contractors or employees. Tenant shall throughout the Lease Term keep the Premises free from deterioration, waste and nuisance of any kind, excluding ordinary and customary wear and tear and damage resulting from a fire or unavoidable casualty not caused by the act or omission of Tenant or Tenant's agents, contractors or employees. Tenant agrees to keep the Premises in good condition and repair and Tenant shall make all necessary repairs and replacements. If Tenant fails to make such repairs within fifteen (15) days after notice from Landlord, Landlord may at its option make such repair, and Tenant shall upon demand pay Landlord for the cost thereof.

                (e)    Purchase of Parking Rights. Tenant shall be required to
                       --------------------------
purchase parking rights in the Office Building garage for the reserved and nonreserved spaces specified in Paragraph 1 at the rates established from time
                                -----------
to time by Landlord or Landlord's garage operator.

         9. Assignment and Subletting.

                (a)    Assignment and Subletting. Tenant shall not sublet the
                       -------------------------
Premises in whole or in part or market the Premises for sublease and shall not sell, assign or in any manner transfer this Lease or any interest herein, directly or indirectly (by transfer of control of Tenant, for example), or voluntarily or by operation of law or otherwise, or permit any transfer of Tenant's interest created hereby, or allow any lien upon Tenant's interest by operation of law or otherwise, or permit the use or occupancy of the Premises or any part thereof, by anyone other than Tenant, nor shall Tenant sublease space in the Office Building from another tenant thereof, without Landlord's prior written consent. If this Lease or any interest in this Lease is sold, assigned or transferred, or Tenant subleases any part of the Premises, without Landlord's consent, cumulative of any other right or remedy available to Landlord, Landlord may elect to terminate this Lease (as it affects the portion of the Premises sought to be sublet or assigned) as of the effective date of the proposed transfer. Landlord's acceptance of any name for listing on the Office Building directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

                (b)    Consent to Assignment. Consent by Landlord to one or more
                       ---------------------
assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and other sums herein specified and for compliance with all of Tenant's other obligations under this Lease, and Landlord may proceed against Tenant (or any guarantor) for the enforcement of such obligations without first proceeding against any other party. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder.

                (c)    Excess Rents. If any rents or other sums received by
                       ------------
Tenant under any sublease are in excess of the rent and other sums payable by Tenant under this Lease (prorated for a sublease of less than 100 percent of the Premises), or if any additional consideration is paid to Tenant by any assignee under any assignment, then such excess rents under any sublease or such additional consideration under an assignment shall be paid by Tenant to Landlord as additional rent hereunder within ten (10) days after Tenant receives the same.
         10. Indemnity and Insurance.

                (a)    Indemnity.  Tenant  will  indemnify  Landlord  and save
                       ---------
Landlord  harmless liability and expense in
connection with loss, damage or injury to persons or property occurring in, on or about or arising out of the Premises, or the use or occupancy thereof, or the conduct or operation of Tenant's business, or occasioned wholly or in part by any act or negligence of Tenant or Tenant's agents, contractors or employees (unless the indemnified loss is caused wholly or in part by Landlord's gross negligence, in which event this indemnity shall not apply to the allocable share of such loss resulting from Landlord's gross negligence). Tenant's indemnity under this paragraph is subject to Landlord's waiver of recovery in Paragraph
                                                                    ---------
10(e) to the extent of Landlord's recovery of loss proceeds under policies of
-----
insurance (if any) described in Paragraph 10(e).
                                ---------------

               (b) Liability Insurance. Tenant at all times during the Lease
                   -------------------
Term shall, at its own expense, keep in full force and effect (i) comprehensive general liability insurance against bodily injury, including death resulting therefrom, to the combined single limits of $1,000,000 to one or more than one person as the result of any one accident or occurrence and against property damage and (ii) environmental impairment liability insurance. Landlord shall be named an additional insured on said policy. The policy or duly executed certificate for the same, together with satisfactory evidence of the payment of the premium therefor, shall be deposited with Landlord on the date Tenant first occupies the Premises and upon renewals of such policy not less than fifteen
(15) days prior to the expiration of the term of such coverage.

               (c) Increase in Landlord's Insurance Costs. Tenant agrees to pay
                   --------------------------------------
to Landlord any increase in premiums for Landlord's insurance policies resulting from Tenant's use or occupancy of the Premises.

               (d) Waiver of Claims. Landlord and Landlord's agents and
                   ----------------
employees shall not be liable for and Tenant waives all claims for damages sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or any other part of the Office Building, unless caused by the gross negligence of Landlord. Tenant's waiver shall apply to claims resulting from damaged fixtures, walls, windows, ceilings or other parts of the Project, whether or not Landlord may have any obligation under this Lease to repair or maintain such item.

               (e) Mutual Waivers of Recovery. Landlord, Tenant and all parties
                   --------------------------
claiming under them each mutually release and discharge each other from all claims and liabilities, to the extent of a recovery of loss proceeds under the policies of insurance described in this Lease, arising from or caused by fire or other casualty or hazard covered or required to be covered by hazard insurance under this Lease in respect of the Office Building and the Premises and the personal property owned by them therein, or in connection with activities conducted in the Premises or in the Office Building, no matter how caused, including negligence, and each waives any right of recovery which might otherwise exist on account thereof. The provisions of this paragraph shall not prevent any action by either party against the other for the amount of any deductible.

         11. Fire or Casualty. In the event that (a) the Premises or the Office Building containing the Premises should be so damaged by fire or other casualty that rebuilding or repairs cannot be completed within one (1) year after the date of commencement of reconstruction, as determined by Landlord, or (b) the Premises shall be so damaged during the last two (2) years of the Lease Term to the extent that more than fifty percent (50%) of the area thereof is rendered untenantable, Landlord may at its option terminate this Lease within ninety (90) days after such damage by giving written notice to Tenant, in which event rent shall be abated effective with the date of such damage. If, following any such casualty, Landlord does not terminate this Lease, or in the event of casualty damage of a lesser extent to the Office Building containing the Premises, Landlord shall, following receipt of insurance proceeds, to the extent of such proceeds, rebuild or repair the Premises or the Office Building to substantially the same condition in which they were immediately prior to the happening of the fire or other casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other personal property which may have been placed by Tenant or other tenants within the Office Building or the Premises. Landlord shall allow Tenant a fair diminution of rental during the time the Premises are unfit for occupancy and, at Landlord's option, the Lease Term shall be extended for a period equal to the period that the Premises are unfit for occupancy.

         12. Condemnation. In the event that the Premises or the Office Building or any part thereof shall be taken for public use or condemned under eminent domain or conveyed under threat of such a taking or condemnation, or access to the Premises precluded by any such event, either Landlord or Tenant may cancel and terminate this Lease as it affects the portion of the Premises taken, or the portion to which access is precluded, by giving notice to the other within ten
(10) days after the date on which title to the property taken vests in the condemnor. If this Lease is not terminated as to all of the Premises following any of said actual takings or conveyances of any part of the Premises, then Landlord shall, to the extent of an equitable proportion of the award for the portion of the Premises taken (excluding any award for land), make such repairs to the Premises as are necessary to constitute a complete architectural and tenantable unit. In the event of a partial taking or conveyance of the Premises, Landlord shall allow Tenant a fair diminution of rental. Tenant shall not be entitled to claim, or have paid to Tenant, any compensation or damages whatsoever for or on account of any taking or conveyance of any right, interest or estate of Tenant under this Lease, and Tenant hereby relinquishes and assigns to Landlord any rights to any such compensation or damages. Tenant does not hereby waive or release claims for moving expenses, inconvenience or business interruption related to a condemnation of the Premises, but any such claim shall be asserted, if at all, in a proceeding independent of Landlord's primary condemnation suit.

         13. Default and Remedies.

               (a) Events of Default. The following events shall be deemed to be
                   -----------------
events of default (herein so called) by Tenant under this Lease: (i) Tenant shall fail to pay within five (5) days of the due date Basic Rental, Additional Rental or any other rental or sums payable by Tenant hereunder; (ii) Tenant shall fail to comply with or observe any other provision of this Lease and such failure shall continue for thirty (30) days after written notice to Tenant (or, in the case of Tenant's failure to comply with or observe any other single provision of this Lease more than three (3) times during the Lease Term, upon the occurrence of the fourth and all subsequent such failures, without notice from Landlord); (iii) Tenant or any guarantor of Tenant's obligations hereunder shall make a general assignment for the benefit of creditors; (iv) any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, and such petition shall not be dismissed within forty-five (45) days of filing, or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder; (v) a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder, and such appointment shall not be vacated or otherwise terminated, and the action in which such appointment was ordered dismissed, within forty-five (45) days of filing; (vi) Tenant shall fail to take possession of or shall desert, abandon or vacate the Premises; or (vii) the death of any guarantor.

               (b) Remedies. Upon the occurrence of any event of default
                   --------
specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever and without releasing Tenant from any obligation under this Lease:

                   (i) Landlord may enter the Premises without terminating this Lease and perform any covenant or agreement or cure any condition creating or giving rise to an event of default under this Lease and Tenant shall pay to Landlord on demand, as additional rent, the amount expended by Landlord in performing such covenants or agreements or satisfying or observing such condition. Landlord or its agents or employees shall have the right to enter the Premises, and such entry and such performance shall not terminate this Lease or constitute an eviction of Tenant.

                   (ii) Landlord may terminate this Lease by written notice to Tenant (and not otherwise) or Landlord may terminate Tenant's right of possession without terminating this Lease. In either of such events Tenant shall surrender possession of and vacate the Premises immediately and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter the Premises, in whole or in part, with or without process of law and to expel or remove Tenant and any other person, firm or corporation who may be occupying the Premises or any part thereof and remove any and all property therefrom, using such lawful force as may be necessary.

                   (iii) In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, with or without terminating this Lease, Landlord may change or pick locks or alter security devices and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages. Notwithstanding anything to the contrary contained herein or in section 93.002 of the Texas Property Code, Landlord may exercise any and all of its rights or remedies under this Lease following an event of default by Tenant without compliance with section 93.002 of the Texas Property Code, the benefits of which are hereby expressly waived by Tenant.

                   (iv) Apply Tenant's Security Deposit to the extent necessary to make good any rent arrearage, to pay the cost of remedying Tenant's default or to reimburse Landlord for expenditures made or damages suffered as a consequence of Tenant's default.

                   (v) Nothing contained in this paragraph shall be construed as imposing any enforceable duty upon Landlord to relet the Premises or otherwise mitigate or minimize Landlord's damages by virtue of Tenant's default. Landlord shall not be liable in any manner, nor shall Tenant's obligations hereunder be diminished, by the failure of Landlord to relet the Premises, or in the event of reletting to collect rent.

               (c) Effect of Suit or Partial Collection. Institution of a
                   ------------------------------------
forcible detainer action to re-enter the Premises shall not be construed to be an election by Landlord to terminate this Lease. Landlord may collect and receive any rent due from Tenant and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive or alter the rights or remedies which Landlord may have at law or in equity or by virtue of this Lease at the time of such payment.

               (d) Remedies Cumulative. All rights and remedies of Landlord
                   -------------------
herein or existing at law or in equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other.

         14. Surrender of Premises.

               (a) Surrender. Upon the expiration or termination of this Lease,
                   ---------
Tenant shall peaceably surrender to Landlord the Premises, including the alterations, improvements and changes (except as provided in Paragraph 14(b))
                                                             ----------------
other than Tenant's fixtures remaining the property of Tenant, broom-clean and in the condition the same were in on the Commencement Date, subject only to damage caused by fire or other casualty not caused by the act or omission of Tenant or Tenant's agents, contractors or employees, or ordinary use and wear.

               (b) Removal of Alterations and Tenant's Property. Notwithstanding
                   --------------------------------------------
anything in this Lease to the contrary, all permanent or built-in fixtures or improvements and all mechanical, electrical and plumbing equipment in the Premises shall be the property of Landlord upon the termination of this Lease. Except as otherwise provided, all furnishings, equipment, furniture, trade fixtures and other removable equipment installed in the Premises by Tenant and paid for by Tenant shall remain the property of Tenant and shall be removed by Tenant upon the termination of this Lease. Tenant shall repair any damage caused by such removal. Title to any furnishings, equipment, furniture, trade fixtures or other removable equipment not removed within five (5) days after the termination of this Lease shall revert automatically to Landlord.

         15. Holding Over. If Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder and without the execution of a new lease, Tenant shall be deemed to be occupying the Premises as a tenant at will and subject to all of the provisions of this Lease except those relating to term and except that the Basic Rental and Additional Rental shall be double the amount payable during the last month of the Lease Term (without waiver of Landlord's right to recover damages as permitted by law). Said tenancy may be terminated by Landlord or Tenant by giving written notice to the other at any time,

         16. Broker. Tenant warrants and represents that Tenant has dealt with no real estate broker, agent or finder in connection with this transaction (other than Hanover Property Co.); and Tenant agrees to indemnify and save Landlord harmless from and against any and all liabilities, costs, causes of action, damages and expenses, including, without limitation, attorneys' fees, for any claims made by any real estate broker, agent or finder with respect to this Lease, other than claims of the broker, agent or finder, if any, named above.

         17. Mortgages. This Lease shall be subordinate to all deeds of trust now or hereafter encumbering the Office Building, and all refinancings, replacements, renewals, modifications, extensions or consolidations thereof. Tenant agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Landlord under this Lease. Tenant covenants and agrees that Tenant shall within five (5) days after Landlord's request execute in recordable form and deliver to Landlord whatever instruments may be required to acknowledge and further evidence the subordination of this Lease and/or the attornment by Tenant to such mortgagee, trustee or purchaser. If Tenant within five (5) business days after submission of any such instrument fails to execute the same, Landlord is hereby authorized to execute the same as attorney-in-fact for Tenant. Any holder of a deed of trust covering all or any part of the Office Building may at any time elect to have this Lease have priority over its deed of trust by executing unilaterally an instrument of subordination or placing a clause of such subordination in any pleadings or in its deed of trust and recording the same.

         18. Certain Rights Reserved by Landlord. Landlord shall have the following rights:

               (a) Common and Service Area Alterations. To decorate and to make
                   -----------------------------------
repairs, alterations, additions, changes or improvements, whether structural or otherwise, in, about or on the exterior of the Office Building, or any part thereof, and to change, alter, relocate, remove or replace service areas and/or common areas; to place, inspect, repair and replace in the Premises (below floors, above ceilings or next to columns) utility lines, pipes and the like to serve other areas of the Office Building outside the Premises; and to otherwise alter or modify the Project, and for such purposes to enter upon the Premises and, during the continuance of any such work, to take such measures for safety or for the expediting of such work as may be required, in Landlord's judgment, all without affecting any of Tenant's obligations hereunder, provided Landlord's entries in the Premises shall be subject to the terms of Paragraph 19(l).
                                                         ---------------

               (b) Parking. To permit Tenant and its employees to use the
                   -------
underground parking facility only in accordance with rules and regulations promulgated from time to time by Landlord and/or the operator of such facility at such charges as then may be in effect; and to prohibit Tenant and its employees to use any on-site surface parking spaces within the Project designated for visitors, guests of Hotel Crescent Court, customers of The Crescent retail center, designated occupants of the Office Building, or otherwise.

               (c) Rules and Regulations. To establish and amend from time to
                   ---------------------
time rules and regulations governing all tenants' use and occupancy of the Office Building, provided that in the event of a conflict between those rules and this Lease, this Lease shall control. The rules and regulations now enforced by Landlord are available upon request.

               (d) Food Preparation. To prohibit the preparation of food within
                   ----------------
the Premises for commercial purposes or the placing of vending or dispensing machines of any kind in or about the Premises if such vending or dispensing machines are available to the general public.

               (e) Security Measures. To take all such reasonable measures as
                   -----------------
Landlord may deem advisable for the security of the Office Building and its occupants. Landlord, however, shall have no liability to Tenant or its employees, agents, invitees or licensees for losses due to theft or burglary, or for damage done by unauthorized persons in or about the Office Building or Premises.

          (f) Right To Relocate Tenant. At any time after the execution of this
              ------------------------
Lease and on sixty (60) days prior written notice, Landlord may substitute for the Premises other premises in the Office Building (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes hereunder provided: (a) the New Premises shall be similar in area, finish and appropriateness for the Permitted Use; (b) the Basic Rental and other rentals payable under this Lease shall remain the same; and (c) reasonable out-of-pocket costs in connection with relocation to the New Premises shall be reimbursed by Landlord after receipt of third party invoices therefor.

     19. Miscellaneous.

          (a) Time Is of the Essence. The time of the performance of all of the
              ----------------------
covenants, conditions and agreements of this Lease is of the essence of this Lease.

          (b) Force Majeure. If either Landlord or Tenant is prevented or
              -------------
hindered from timely satisfying any provisions set forth herein because of a shortage of or inability to obtain materials or equipment, strikes or other labor difficulties, governmental restrictions, casualties or any other cause beyond such party's reasonable control, such party shall be permitted an extension of time of performance by the number of days during which such performance was prevented or hindered; provided, however, that this paragraph shall not apply to the payment of rent or other monies by Landlord or Tenant, nor shall the provisions of this paragraph postpone the date that rent is payable pursuant to this Lease, except as expressly provided to the contrary in Paragraph 4.
-----------

          (c) No Personal Liability of Landlord. If Landlord shall fail to
              ---------------------------------
perform any covenant, term or condition of this Lease and, as a consequence, if Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Landlord in the Office Building and in the rents or other income from the Office Building receivable by Landlord, and neither Landlord nor Landlord's owners, partners or venturers shall have any personal, corporate or other liability hereunder. Landlord shall have the right to transfer, assign and convey, in whole or in part, the Office Building and any and all of its rights under this Lease, and in such event, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor-in-interest of Landlord for performance of such obligation.

          (d) Quiet Enjoyment. Landlord hereby covenants and agrees that if
              ---------------
Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have peaceable and quiet enjoyment and possession of the Premises without hindrance from Landlord or any person or persons lawfully claiming the Premises by or through Landlord, subject, however, to the terms of this Lease and to all mortgages, deeds of trust, leases and agreements to which this Lease is subordinate.

               (e) Entire Agreement and Amendments. This Lease is the only
                   -------------------------------
agreement between the parties hereto and their representatives and agents. There are no representations or warranties between the parties other than the representations and agreements contained in this document. No agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

               (f) Interpretation. The necessary grammatical changes required to
                   --------------
make the provisions of this Lease apply in the plural sense where there is more than one Tenant and to either corporations, associations, partnerships or individuals, male or female, shall in all instances be assumed as though in each case fully expressed. The laws of the State of Texas shall govern the validity, performance and enforcement of this Lease. If this Lease is executed by more than one person or entity as "Tenant," each such person or entity executing this Lease as Tenant shall be jointly and severally bound and liable hereunder.

               (g) Severability. No provision of this Lease shall be construed
                   ------------
or interpreted in any manner which would render such provision invalid. If any provision of this Lease is held to be invalid, such invalid provision shall be deemed to be severable from and shall not affect the validity of the remainder of this Lease.

               (h) Terms Binding. Subject to the limitations on subletting and
                   -------------
assignment set forth in this Lease, all covenants, promises, conditions, representations and agreements herein contained shall be binding upon and apply and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

               (i) Estoppel Certificates. Within five (5) days after request by
                   ---------------------
Landlord, Tenant agrees to execute and deliver to Landlord estoppel or offset letters as required by Landlord or by Landlord's lenders. The letters shall certify the date of this Lease and any amendments, that Landlord is not in default of any of the terms and provisions of this Lease or specifying the provisions as to which Landlord is in default if Landlord shall be in default, that Landlord has performed all inducements required of Landlord in connection with this Lease, including any construction obligations, specifying any inducements which have not been fulfilled by Landlord, the date to which rent has been paid, and any other matters which Landlord or its lenders may reasonably require. Tenant further agrees to furnish to Landlord from time to time when requested by Landlord a letter of acceptance in conformity with any requirements made by any existing or proposed lenders.

               (j) Late Payment Charge and Interest Payable. Landlord may impose
                   ----------------------------------------
a late payment charge equal to five percent (5%) of any amount due if not paid within five (5) days from the date required to be paid hereunder. In addition, any payment due under this Lease not paid within ten (10) days after the date herein specified to be paid shall bear interest from the date such payment is due to the date of actual payment at the rate of eighteen percent (18%) per annum or the highest lawful rate of interest permitted by Texas or federal law, whichever rate of interest is lower.

               (k) Security Deposit. Landlord shall hold Tenant's Security
                   ----------------
Deposit without interest, and the same shall not be considered prepaid rent or a measure of Landlord's damages in case of default by Tenant. The remaining balance of the Security Deposit (after application of any part thereof in accordance with Paragraph
                                                                  ---------
13(b) or for necessary repairs to the Premises) shall be refundable to Tenant
-----
within thirty (30) days after termination of this Lease.

               (l) Access to Premises. Tenant agrees that Landlord and its
                   ------------------
agents may enter the Premises for the purpose of inspecting and making such repairs (structural or otherwise), additions, improvements, changes or alterations to the Premises or the Office Building as may be permitted or required under this Lease or as Landlord may elect, and to exhibit the same to prospective purchasers, mortgagees or tenants. In the event of any such repairs, additions, improvements, changes or alterations, Tenant shall cooperate with Landlord to facilitate Landlord's efforts. Landlord's entries in the Premises shall be preceded by reasonable notice (except in the case of an emergency) and shall not unreasonably interfere with Tenant's use and occupancy of the Premises for the Permitted Use.

               (m) Notices. Notices hereunder must be hand-delivered or sent by
                   -------
certified mail, return receipt requested, postage prepaid, addressed, if to Landlord, at the address at which the last rental payment was made or required to be made, and if to Tenant, at the address specified for Tenant in Paragraph
                                                                     ---------
1(a) above prior to the Commencement Date and to the Premises thereafter, or to
----
such other address as may be specified by written notice actually received by Landlord. Notice shall be deemed given upon tender of delivery (in the case of a hand-delivered notice) or upon posting of same (in the case of a certified or registered letter), provided that no notice of either party's change of address shall be effective until fifteen (15) days after the addressee's actual receipt thereof.

               (n) Acceptance of Premises and Office Building by Tenant. The
                   ----------------------------------------------------
taking of possession of the Premises by Tenant shall be conclusive evidence that
Tenant:

                    (i) Accepts the Premises as suitable for the purposes for which they were leased;

                    (ii) Accepts the Office Building and every part and appurtenance thereof as being in good and satisfactory condition; and

                    (iii) Waives any defects in the Premises and its appurtenances existing now or in the future, except for the completion of any minor Finish Work items which do not materially interfere with Tenant's occupancy.

               (o) Building Name. Landlord shall have the exclusive right at all
                   -------------
times during the Lease Term to change, modify, add to or otherwise alter the name of the Office Building, and Landlord shall not be liable for claims or damages of any kind which may be attributed thereto or result therefrom.

               (p) Landlord's Lien. In addition to the statutory landlord's
                   ---------------
lien, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damage or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures furniture, improvements and other personal property of Tenant presently or which may hereafter be situated in the Premises and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale(s) Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least five (5) days before the time of sale. Such notice shall be deemed to be delivered if personally delivered or when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the addresses as shown herein, whether or not actually received. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.*

               (q) Authority To Sign Lease. If Tenant is a corporation or a
                   -----------------------
partnership (general or limited), each person(s) signing this Lease as an officer or partner of Tenant represents to Landlord that such person(s) is authorized to execute this Lease without the necessity of obtaining any other signature of any other officer or partner, that the execution of this Lease has been authorized by the board of directors of the corporation or by the partners of the partnership, as the case may be, and that this Lease is fully binding on Tenant. Landlord reserves the right to request evidence of the approval of this Lease and authorization of Tenant's signatories to bind Tenant, which evidence shall be satisfactory in form and content to Landlord and its counsel.

               (r) Attorneys' Fees. In the event either party is in default
                   ---------------
beyond any applicable grace or notice period in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the nonprevailing party agrees to pay the prevailing party's reasonable attorneys' fees.

               (s) Execution of Lease. The submission of this Lease for
                   ------------------
examination does not constitute a reservation of or option for the Premises or any other space within the Office Building and shall vest no right in either party. This Lease shall become effective only upon the full execution and delivery hereof by all of the parties hereto.

               (t) Exhibits and Riders. The following exhibits and riders are
                   -------------------
attached hereto, incorporated herein and made a part of this Lease for all purposes:

               Exhibit A-1:                        Floor plan of Premises
               Exhibit A-2:                        Property description
               Exhibit B:                          Intentionally omitted
               Exhibit C:                          Electric current limitations
               Exhibit ____:
               Exhibit ____:

               Riders: (check if attached and applicable)

               ________(I)
               ________(II)

     20. Special Provisions.

* Landlord hereby agrees to subordinate the liens described in this paragraph, in form and content satisfactory to Landlord, to any purchase money security interest or leasehold interest covering Tenant's personal property located in the Premises. Landlord shall not exercise any of its rights contained in this paragraph until the occurrence of an event of default as defined in Paragraph
                                                                    ---------
13(a) of this Lease.
-----

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease as of the day and year first above written.

                                        LANDLORD:

                                        THE CRESCENT,
                                        a Texas joint venture

                                        By:  ROSEWOOD PROPERTY COMPANY,
                                             managing venturer



                                             By:  /s/ PAUL E. ROWSEY, III
                                                 -------------------------------
                                                 Paul E. Rowsey, III
                                                 President, Commercial Group


                                        TENANT:

                                        WESTWOOD MANAGEMENT CORP.
                                        a New York corporation

                                        By:  /s/ DAVID W. JENNINGS
                                            ------------------------------------
                                            David W. Jennings
                                            Executive Vice President

                       EIGHTH MODIFICATION OF OFFICE LEASE
                       -----------------------------------

         THIS EIGHTH MODIFICATION OF OFFICE LEASE (this "Eighth Modification")
                                                         -------------------
entered into as of the 21st day of September, 1998, by and between CRESCENT REAL ESTATE FUNDING I, L.P., a Delaware limited partnership ("Landlord"), and
                                                         --------
WESTWOOD MANAGEMENT CORPORATION, a New York corporation ("Tenant").
                                                          ------

                                    RECITALS:
                                    ---------

         A. The Crescent, a Texas joint venture, predecessor-in-interest to Landlord, and Tenant executed that certain Office Lease, dated April 9, 1990 (the "Original Lease"), covering certain space therein designated as Suite 1110,
      --------------
containing approximately 1,621 rentable square feet (the "Original Premises"),
                                                          -----------------
situated on the eleventh floor of an office building commonly known as The Crescent(R), located at 300 Crescent Court, Dallas, Texas (the "Building").
                                                                --------

         B. The Original Lease has been amended by (i) that certain First Modification of Office Lease dated September 11, 1991 (the "First
                                                            -----
Modification"), pursuant to which the Original Premises were expanded to include
------------
an additional 1,783 rentable square feet to consist of a total of 3,404 rentable square feet; (ii) that certain Second Modification of Office Lease dated September 27, 1991 (the "Second Modification"), pursuant to which an error in
                         -------------------
the amount of the monthly installments of Basic Rental was corrected; (iii) that certain Third Modification of Office Lease dated October 5, 1994 (the "Third
                                                                       -----
Modification"), pursuant to which Tenant relocated to Suite 1320, containing
------------
approximately 5,322 rentable square feet located in the Building (hereinafter referred to as the "New Premises"); (iv) that certain Letter Agreement dated
                    ------------
June 15, 1995 (the "Letter Agreement"), pursuant to which the term of the
                    ----------------
Original Lease was extended for an additional five (5) years, through and including March 31, 2000; (v) that certain Fourth Modification of Office Lease date April 26, 1996 (the "Fourth Modification"), pursuant to which the New
                          -------------------
Premises were expanded to include an additional 2,691 rentable square feet located at 200 Crescent Court, Dallas, Texas (the "First Expansion Space") and
                                                   ---------------------
an additional 1,770 rentable square feet located in the Building (the "Second
                                                                       ------
Expansion Space"), and the term of the Original Lease was extended through June
---------------
30 2001; (vi) that certain Fifth Modification of Office Lease dated May 30, 1996 (the "Fifth Modification"), pursuant to which the New Premises were expanded to
      ------------------
include an additional 167 rentable square feet located at 200 Crescent Court, Dallas, Texas (the "Third Expansion Space"); (vii) that certain Sixth
                    ---------------------
Modification of Office Lease dated September 18, 1997 (the "Sixth
                                                            -----
Modification"), pursuant to which the New Premises were expanded to include an
------------
additional 1,038 rentable square feet located at 200 Crescent Court, Dallas, Texas (the "Fourth Expansion Space"); and (viii) that certain Seventh
            ----------------------
Modification of Office Lease dated June 24, 1998 (the "Seventh Modification),
                                                       --------------------
pursuant to which the New Premises were reduced by approximately 3,896 rentable. square feet of space located at 200 Crescent Court (the "Released Space") and
                                                         --------------
expanded to include an additional 5,818 rentable square feet located on the thirteenth floor of the Building and 200 Crescent Court (the "Fifth Expansion
                                                              ---------------
Space").
-----

         C. The Original Lease, as modified by the First Modification, the Second Modification, the Third Modification, the Letter Agreement, the Fourth Modification, the Fifth

     Modification, the Sixth Modification and the Seventh Modification, is hereinafter referred to as the "Lease". The New Premises, together with the
                                -----
First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, the Fifth Expansion Space and reduced by the Released Space, are hereinafter referred to as the "Expanded Premises",
                                                    -----------------
collectively consisting a total of approximately 12,910 rentable square feet. Unless otherwise expressly provided herein capitalized terms used herein shall have the same meanings as designated in the Lease.

     D. Landlord and Tenant desire to further amend and modify the Lease in certain respects as provided herein.

                                   AGREEMENT:
                                   ----------

     In consideration of the sum of Ten Dollars ($10.00), the mutual covenants and agreements contained herein and in the Lease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby further amend modify the Lease as follows:

     1. Premises. Effective as of September 15, 1998, the Lease is hereby
        --------
modified and amended to include an additional 665 rentable square feet, located on the thirteenth floor of both the Building and the building located at 200 Crescent Court, Dallas, Texas, as shown on Exhibit A attached hereto (the
                                           ---------
"Expansion Space"). From and after September 15, 1998, the term "Premises"
 ---------------                                                 --------
wherever used in the Lease shall mean the Expanded Premises, together with the Expansion Space, collectively consisting of a total of 13,575 rentable square feet. Tenant hereby acknowledges the Expansion Space is leased by Tenant subject to all terms and conditions of the Lease, as amended by this Eighth Modification.

     2. Basic Rental. Commencing on September 15, 1998, and continuing through
        ------------
and including July 31, 2004, (a) the Basic Rental due and payable for the Expansion Space shall be $21,280.00 per annum, payable in equal monthly installments of $1,773.33, calculated on the basis of $32.00 per rentable square foot and (b) Tenant's proportionate share shall be approximately 1.196 percent (1.196%) (increased to include the Rentable Area of the Expansion Space). The Basic Rental for the Expansion Space shall be paid in addition to the Basic Rental for the Expanded Premises and all rental shall be payable in accordance with the terms and provisions of the Lease, as modified by this Eighth Modification.

     3. Operating Expense Stop. Effective as of September 15, 1998, Paragraph
        ----------------------                                      ---------
1(h) of the Lease is modified and amended to provide that the term "Operating
----                                                                ---------
Expense Stop" shall mean the following with respect to the Expansion Space only:
------------


     "The quotient of (i) the amount of the Actual Operating Expenses for the Project for the calendar year 1998, divided by (ii) the number of square feet of Rentable Area in the Building."

     4. Leasehold Improvements. Provided no event of default has occurred,
        ----------------------
Landlord agrees to construct leasehold improvements in and upon the Expansion Space in accordance with the Construction Agreement attached hereto as Exhibit
                                                                       -------
B.
-

     5. Time of the Essence. Time is of the essence with respect to Tenant's
        -------------------
execution and delivery of this Eighth Modification to Landlord. If Tenant fails to execute and deliver a signed copy of this Eighth Modification to Landlord by 5:00 p.m. (Dallas, Texas time), on September 15, 1998, it shall be deemed null and void and shall have no force or effect, unless otherwise agreed in writing by Landlord. Landlord's acceptance, execution and return of this document shall constitute Landlord's agreement to waive Tenant's failure to meet the foregoing deadline.

     6. Binding Effect. Except as modified by this Eighth Modification, the
        --------------
terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified by this Eighth Modification, shall be binding upon the parties hereto, their successors and permitted assigns. This Eighth Modification shall become effective only after the full execution and delivery hereof by Landlord and Tenant.

                  [Remainder of page intentionally left blank]

     EXECUTED as of the day and year first above written.

LANDLORD:                                    TENANT:
--------                                     ------

CRESCENT REAL ESTATE FUNDING I,              WESTWOOD MANAGEMENT
L.P., a Delaware limited partnership         CORPORATION, a New York corporation

By: CRE Management I Corp.,
    a Delaware corporation,
    its General Partner                      By:  /s/ Susan M. Byrne
                                                 -------------------------------
                                             Name: Susan M. Byrne
                                             Title: President
    By:  /s/ Howard W. Lovett
        -------------------------------
    Name: Howard W. Lovett
    Title: Vice President, Corporate Leasing